UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Flexion Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36287	26-1388364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Mall Road, Suite 301 Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 305-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In connection with a previously-announced conference call to discuss the top-line results from the first of two pivotal clinical trials of its lead drug candidate FX006 in patients with moderate to severe osteoarthritis (OA) knee pain, Flexion Therapeutics, Inc. made available a presentation containing additional information about the trial. A copy of the presentation is attached as Exhibit 99.1 hereto and incorporated by reference herein. The presentation can also be accessed through Flexion Therapeutics’ website at http://flexiontherapeutics.com/programs-pipeline/scientific-publications.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Clinical Trial Presentation dated September 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flexion Therapeutics, Inc.
Dated: September 9, 2015
	By:	/s/ Michael Clayman
Michael Clayman
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Clinical Trial Presentation dated September 9, 2015.